Exhibit 99.1

Autodesk announces appointment of two new independent directors

John Cahill and Ram Krishnan to join Board effective immediately

SAN FRANCISCO, December 18, 2024 – Autodesk, Inc. (NASDAQ: ADSK) today announced the appointment of two new independent directors to its Board of Directors. John Cahill, former Chairman and CEO of Kraft Foods, and Ram Krishnan, Executive Vice President and Chief Operating Officer of Emerson, will join the Autodesk Board as independent directors effective immediately. Their appointments follow a comprehensive search process led by the Corporate Governance and Nominating Committee and aided by a leading independent search firm. In addition, Lorrie Norrington has informed the Board of her intention not to stand for re-election at Autodesk’s 2025 Annual General Meeting.

“We are thrilled to welcome John and Ram to the Autodesk Board, both of whom have proven track records of leading large and complex organizations,” said Stacy J. Smith, Chairman of the Autodesk Board of Directors. “Their appointment enhances the breadth and depth of experience and expertise on the Board and reflects our unwavering commitment to continue providing effective oversight of Autodesk’s strategy, which is generating significant shareholder value.”

Mr. Smith continued, “John brings a track record of strong leadership, financial acumen, operational expertise, and value creation. As Chairman and CEO of Kraft Foods, he oversaw the merger of Kraft and Heinz to create one of the world’s largest food and beverage companies. John also served in a variety of leadership and financial roles at Pepsi Bottling Group, including as Chair and CEO, where he was instrumental in its separation from PepsiCo and the execution of its IPO.”

“Ram adds tremendous industry and technological expertise, as well as customer insight, which will be highly valuable to Autodesk as we continue to transition our business model and optimize our go-to-market strategy. As COO at Emerson, Ram has helped to lead its transformation into a leading industrial technology and software company, particularly in complex lifecycle automation, including overseeing the acquisition of National Instruments and a majority ownership stake in Aspen Technology. We look forward to partnering with Ram as the Board works to support Autodesk’s strategic efforts to create value for shareholders.”

“The appointments of John and Ram bring further top-tier leadership and global business experience to Autodesk at an important time in our journey,” said Andrew Anagnost, Autodesk President and CEO. “I look forward to working closely with them to benefit from their insights and guidance, as we continue building on our momentum and executing against our goals to drive growth, enhance margins, deliver robust free cash flow, and create value for shareholders.”

“I am honored to join the Autodesk Board of Directors,” said John Cahill. “Autodesk has a strong reputation of innovation and industry leadership, and I am excited to leverage my expertise and work with the rest of the Board to contribute to its strategic execution and profitable growth.”

“Autodesk’s leading technology, disciplined approach, and track record of success clearly demonstrate the company’s continued strength and momentum,” said Krishnan. “I look forward to joining the Board and leveraging my experience in support of Autodesk’s long-term success.”

The addition of these independent directors is part of Autodesk’s longstanding commitment to strong corporate governance. The Autodesk Board is comprised of an independent and engaged set of directors with diverse expertise and experience to effectively oversee the execution of Autodesk’s strategy to enhance shareholder value. With these appointments, the Autodesk Board has added five new independent directors in the last six years. Autodesk intends to reduce the size of the Board by its 2025 Annual General Meeting.

“It has been an honor and privilege to serve on the Board of this outstanding company during a period of transformational growth,” said Ms. Norrington. “I am confident that this Board will continue to work with Autodesk’s management team to oversee the company’s strategy to deliver long-term shareholder value, and I look forward to great progress in the months and years ahead.”

Mr. Smith said, “We greatly appreciate Lorrie’s extraordinary contributions to Autodesk over the years. Her deep technology and operational expertise have helped propel the company’s success and created tremendous shareholder value. She has been instrumental in driving strong corporate governance. On behalf of the full Board, I thank Lorrie, and wish her all the best in her future endeavors.”

About John Cahill

John Cahill previously served as Chairman and Chief Executive Officer of Kraft Foods Group from 2014 to 2015 and Chairman from 2012 to 2014, where he leveraged his deep global business and strategy experience, including in his oversight of the 2015 merger of H.J. Heinz Co. and Kraft Foods Group. He then assumed the role of Vice Chair of the Kraft Heinz Company, a role he has served in since 2015. Prior to joining Kraft Foods, Cahill was an Industrial Partner at Ripplewood Holdings LLC, a private equity firm, from 2008 to 2011, giving him a strong grounding in financial oversight and the perspective of an investor. He previously served in a variety of leadership positions at The Pepsi Bottling Group, Inc., including as CFO, COO, and most recently Chairman and CEO. In addition to the Kraft Heinz Company, Cahill currently serves as a director on the boards of American Airlines and Colgate-Palmolive. Cahill earned a Bachelor of Arts from Harvard University, and a Master of Business Administration from the Harvard Business School.

About Ram Krishnan

Ram Krishnan currently serves as Executive Vice President and Chief Operating Officer of Emerson, a global industrial technology and software leader. In this role, he oversees the business segments, global sales, supply chain, information technology, mergers and acquisitions, and strategy. He brings to Autodesk deep experience in managing a global industry leader’s evolution to support both inorganic and organic growth, having helped to lead Emerson’s transformation into a leading industrial technology company, including through the acquisition of National Instruments and a majority ownership stake in Aspen Technology . During his over 30-year tenure with Emerson, Krishnan developed extensive expertise in operational execution and strategy development, having served in a variety of roles including Group President of Final Control, Group President of Flow Solutions, and Vice President of Profit Planning and Perfect Execution, among others. Krishnan currently serves as a director on the board of Aspen Technology. Krishnan holds a bachelor’s degree in metallurgical engineering from the Indian Institute of Technology, a master’s degree in materials engineering from the Rensselaer Polytechnic Institute, and a master’s degree in business administration from Xavier University.

About Autodesk

The world’s designers, engineers, builders, and creators trust Autodesk to help them design and make anything. From the buildings we live and work in, to the cars we drive and the bridges we drive over. From the products we use and rely on, to the movies and games that inspire us. Autodesk’s Design and Make Platform unlocks the power of data to accelerate insights and automate processes, empowering our customers with the technology to create the world around us and deliver better outcomes for their business and the planet. For more information, visit autodesk.com or follow @autodesk. #MakeAnything

Autodesk is a registered trademark of Autodesk, Inc., and/or its subsidiaries and/or affiliates in the USA and/or other countries. All other brand names, product names or trademarks belong to their respective holders. Autodesk reserves the right to alter product and services offerings, and specifications and pricing at any time without notice, and is not responsible for typographical or graphical errors that may appear in this document.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including quotations from management and directors, statements about generating shareholder value, goals, strategies, performance, results, board size, and all statements that are not historical facts. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: our strategy to develop and introduce new products and services and to move to platforms and capabilities, exposing us to risks such as limited customer acceptance (both new and existing customers), costs related to product defects, and large expenditures; global economic and political conditions, including changes in monetary and fiscal policy, foreign exchange headwinds, recessionary fears, supply chain disruptions, resulting inflationary pressures and hiring conditions; geopolitical tension and armed conflicts, and extreme weather events; costs and challenges associated with strategic acquisitions and investments; our ability to successfully implement and expand our transaction model; dependency on international revenue and operations, exposing us to significant international regulatory, economic, intellectual property, collections, currency exchange rate, taxation, political, and other risks, including risks related to the war against Ukraine launched by Russia and our exit from Russia and the current conflict between Israel and Hamas; inability to predict subscription renewal rates and their impact on our future revenue and operating results; existing and increased competition and rapidly evolving technological changes; fluctuation of our financial results, key metrics and other operating metrics; our transition from up front to annual billings for multi-year contracts; deriving a substantial portion of our net revenue from a small number of solutions, including our AutoCAD-based software products and collections; any failure to successfully execute and manage initiatives to realign or introduce new business and sales initiatives, including our new transaction model for Flex; net revenue, billings, earnings, cash flow, or new or existing subscriptions shortfalls; social and ethical issues relating to the use of artificial intelligence in our offerings; our ability to maintain security levels and service performance meeting the expectations of our customers, and the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate performance degradation and security breaches; security incidents or other incidents compromising the integrity of our or our customers’ offerings, services, data, or intellectual property; reliance on third parties to provide us with a number of operational and technical services as well as software; our highly complex software, which may contain undetected errors, defects, or vulnerabilities; increasing regulatory focus on privacy issues and expanding laws; governmental export and import controls that could impair our ability to compete in international markets or subject us to liability if we violate the controls; protection of our intellectual property rights and intellectual property infringement claims from others; the government procurement process; fluctuations in currency exchange rates; our debt service obligations; and our investment portfolio consisting of a variety of investment vehicles that are subject to interest rate trends, market volatility, and other economic factors.

Further information on potential factors that could affect the financial results of Autodesk are included in Autodesk’s Form 10-K and subsequent Forms 10-Q, which are on file with the U.S. Securities and Exchange Commission. Autodesk disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CONTACTS:

Investors, Simon Mays-Smith, 415-746-0137, simon.mays-smith@autodesk.com;

Press, autodesk.pr@autodesk.com; FGS Global: John Christiansen/Jared Levy/Warren Rizzi, Autodesk@FGSGlobal.com

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